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                                                                   Exhibit 10.35
                                                                DRAFT OF 7/10/98
                                                                ----------------
                                                      [Model Form - Do not edit]



                            INDEMNIFICATION AGREEMENT
                            -------------------------

         This Indemnification Agreement ("Agreement") is made as of the day of , __ , by and between , an Ohio corporation (the "Corporation"), and (the "Indemnitee").

                                    RECITALS
                                    --------

         A. The Indemnitee [is presently serving as] [has been asked to serve as](1) a [Director and an officer [, employee] and agent of the Corporation and as a Director and an officer [, employee] and agent of one or more of the corporation's subsidiaries](2) and the Corporation desires the Indemnitee to continue in those capacities. The Indemnitee is willing, subject to certain conditions including, without limitation, the execution and performance of this Agreement by the Corporation, to [continue to] serve in those capacities.

         B. [In addition to the indemnification to which the Indemnitee is entitled under the Regulations of the Corporation (the "Regulations"), the Corporation [has obtained] [may obtain], at its sole expense, insurance protecting the Corporation and its officers and directors including the Indemnitee against certain losses arising out of actual or threatened actions, suits, or proceedings to which such persons may be made or threatened to be made parties. However, as a result of circumstances having no relation to, and beyond the control of, the Corporation and the Indemnitee,

- --------

         (1) Revise to reflect whether Indemnitee's role is new or continuing.

         (2) Revise to reflect actual status.
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the scope of that insurance [has been or] may hereafter be reduced and there can be no assurance of the continuation or renewal of that insurance.](3)

         Accordingly, and in order to induce the Indemnitee to [continue to] serve the Corporation [and its subsidiaries](4) [in the Indemnitee's present capacities,] the Corporation and the Indemnitee agree as follows:

         1. CONTINUED SERVICE. The Indemnitee shall [continue to] serve,[ at the will of the Corporation or in accordance with a separate contract, to the extent that such a contract is in effect at the time in question,](5) as a [Director and an officer, [employee] or agent of the Corporation and as a Director and an officer, [employee] and agent of one or more of the Corporation's subsidiaries] so long as the Indemniteeis duly elected and qualified in accordance with the Regulations or until the Indemniteeresigns in writing in accordance with applicable law, or dies in office.](6)

         2. INITIAL INDEMNITY. (a) The Corporation shall indemnify the Indemnitee, if or when the Indemnitee is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding (collectively, "Action"), whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation), by reason of the fact that the Indemnitee is or was a Director, officer, employee or agent of the Corporation or is or was serving at the request of the Corporation as a director, trustee, officer, employee, member, manager

- --------

         (3)Revise to reflect actual facts concerning insurance.

         (4) Delete or modify to reflect service with subsidiaries.

         (5)If the Indemnitee is only a director, and not an officer or employee, the reference to serving "at the will of the Corporation or in accordance with a separate contract..." may be eliminated.

         (6)Clarify employer; holding company officers are often employees of a subsidiary.



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or agent of another corporation, domestic or foreign, nonprofit or for profit, a limited liability company, or a partnership, joint venture, trust, or other enterprise, or by reason of any action alleged to have been taken or omitted in any such capacity, against (i) any and all reasonable costs, charges and expenses (including, without limitation, reasonable fees and expenses of attorneys and/or others; all such costs, charges and expenses being herein jointly referred to as "Expenses"), and (ii) any and all judgments, fines, and amounts paid in settlement of any such Action ("Other Payments"), in each instance actually incurred by the Indemnitee in connection with such Action including any appeal of or from any judgment or decision, unless it is proved by clear and convincing evidence in a court of competent jurisdiction that the Indemnitee's action or failure to act involved an act or omission (i) undertaken with deliberate intent to cause injury to the Corporation or (ii) undertaken with reckless disregard for the best interests of the Corporation. In addition, with respect to any criminal investigation, action or proceeding, the Corporation shall indemnify the Indemnitee against Expenses and Other Payments unless the Indemnitee is determined, by a court of competent jurisdiction to have had no reasonable cause to believe the Indemnitee's conduct was lawful. The termination of any Action by judgment, order, settlement, or conviction, or upon a plea of nolo contendere or its equivalent, will not, of itself, create a presumption that the Indemnitee did not satisfy the foregoing standards of conduct to the extent applicable thereto.

         (b) The Corporation shall indemnify the Indemnitee, if or when the Indemniteeis a party or is threatened to be made a party to any threatened, pending, or completed Action by or in the right of the Corporation to procure a judgment in its favor, by reason of the fact that the Indemnitee is or was a Director, officer, employee or agent of the Corporation or is or was serving at the request of the Corporation as a director, trustee, officer, employee, member, manager, or agent of another corporation, domestic or foreign, nonprofit or for profit, a limited liability company, or



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a partnership, joint venture, trust, or other enterprise, against any and all
Expenses actually and reasonably incurred by the Indemnitee in connection with the defense or settlement of such Action or any appeal of or from any judgment or decision, unless (i) it is proved by clear and convincing evidence in a court of competent jurisdiction that the Indemnitee's action or failure to act involved an act or omission undertaken with deliberate intent to cause injury to the Corporation or undertaken with reckless disregard for the best interests of the Corporation, or (ii) the only liability asserted against Indemnitee is pursuant to Section 1701.95 of the Ohio Revised Code.

         (c) Any indemnification under Section 2(a) or 2(b) (unless ordered by a court) is to be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the Indemnitee is proper in the circumstances because the Indemnitee has met the applicable standard of conduct set forth in Section 2(a) or 2(b). The Corporation's Directors (the "Board") shall authorize such indemnification if the requisite determination has been made (i) by the Directors of the Corporation (the "Board") by a majority vote of a quorum consisting of Directors who were not and are not parties to or threatened with such action, suit, or proceeding, or (ii) if such a quorum of disinterested Directors is not available or if a majority of such quorum so directs, in a written opinion by independent legal counsel (designated for such purpose by the Board) that is not an attorney, or a firm having associated with it an attorney, that has been retained by or that has performed services for the Corporation, or any person to be indemnified pursuant to such determination, within the five years preceding such determination, or (iii) by the shareholders of the Corporation (the "Shareholders"), such approval to require the vote of holders of the majority of shares present at a meeting of the shareholders called in accordance with the Regulations at which a quorum is present, or (iv) by the court of common pleas or other court in which such action, suit, or proceeding was brought.



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         (d) To the extent that the Indemnitee has been successful on the merits or otherwise, including, without limitation, the dismissal of an action without prejudice, in defense of any action, suit, or proceeding referred to in Section 2(a) or 2(b), or in defense of any claim, issue, or matter therein, the Corporation shall indemnify the Indemnitee against Expenses actually and reasonably incurred by the Indemnitee in connection therewith. Expenses actually and reasonably incurred by the Indemnitee in defending any such action, suit or proceeding are to be paid by the Corporation as they are incurred in advance of the final disposition of such action, suit, or proceeding under the procedure set forth in Section 4(b) hereof.

         (e) For purposes of this Agreement, references to "other enterprise" include any employee benefit plans; references to "fines" include any excise taxes assessed on the Indemnitee with respect to any employee benefit plan; references to "serving at the request of the Corporation" shall include any service as a director, trustee, officer, employee, member, manager, or agent of the Corporation that imposes duties on, or involves services by, the Indemnitee with respect to an employee benefit plan, its participants or beneficiaries; references to the masculine shall include the feminine; references to the singular include the plural and vice versa; and if the Indemnitee acted in good faith and in a manner the Indemnitee reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan, the Indemnitee will be deemed to have acted in a manner "not opposed to the best interests of the Corporation" as referred to herein.

         (f) No amendment to the Articles of Incorporation of the Corporation (the "Articles") or the Regulations, or any amendment to any applicable law (to the extent such amendment would be unconstitutional as applied to this Agreement), will deny, diminish, or encumber the Indemnitee's rights to indemnity pursuant to the Articles, the Regulations, the Ohio Revised Code, or any other applicable law as applied to any act or failure to act occurring in whole



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or in part prior to the date (the "Effective Date") upon which the amendment becomes effective. In the event that the Corporation adopts any amendment to its Articles or Regulations or takes any other action the effect of which is to deny, diminish, or encumber the Indemnitee's rights to indemnity pursuant to the Articles, the Regulations, the Ohio Revised Code, or any such other law, such amendment will apply only to acts or failures to act occurring entirely after the Effective Date thereof.

         3. ADDITIONAL INDEMNIFICATION. Pursuant to Section 1701.13(E)(6) of the Ohio Revised Code, without limiting any right that the Indemnitee may have pursuant to Section 2 hereof or any other provision of this Agreement or the Articles, the Regulations, the Ohio Revised Code, any policy of insurance, or otherwise, but subject to any limitation on the maximum permissible indemnity that may exist under applicable law at the time of any request for indemnity hereunder and subject to the following provisions of this Section 3, the Corporation shall indemnify the Indemnitee against any amount that the Indemnitee is or becomes obligated to pay relating to or arising out of any claim made against the Indemnitee because of any act, failure to act, or neglect or breach of duty, including any actual or alleged error, misstatement, or misleading statement, that the Indemnitee commits, suffers, permits, or acquiesces in while acting in the Indemnitee's capacity as a Director, officer, employee or agent of the Corporation. The payments that the Corporation is obligated to make pursuant to this Section 3 include, without limitation, any and all Other Payments and any and all Expenses actually and reasonably incurred by the Indemnitee in connection therewith including any appeal of or from any judgment or decision; PROVIDED, HOWEVER, that the Corporation shall not be obligated under this Section 3 to make any payment in connection with any claim against the Indemnitee:



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                  (a) to the extent of any fine or similar governmental
         imposition that the Corporation is prohibited by applicable law from paying that results from a final, nonappealable order; or

                  (b) to the extent based upon or attributable to the Indemnitee having actually realized a personal gain or profit to which the Indemnitee was not legally entitled, including, without limitation, profit from the purchase and sale by the Indemnitee of equity securities of the Corporation which is recoverable by the Corporation pursuant to Section 16(b) of the Securities Exchange Act of 1934, or profit arising from transactions in publicly-traded securities of the Corporation that were effected by the Indemnitee in violation of
         Section 10(b) of the Securities Exchange Act of 1934, or Rule 10b-5 promulgated thereunder.

A determination as to whether the Indemnitee is entitled to indemnification under this Section 3 is to be made in accordance with Section 4(a) hereof. The Corporation shall pay the Expenses incurred by the Indemnitee in defending any claim to which this Section 3 applies as they are actually and reasonably incurred, in advance of the final disposition of such claim under the procedure set forth in Section 4(b) hereof.

         4. CERTAIN PROCEDURES RELATING TO INDEMNIFICATION. (a) For purposes of pursuing the Indemnitee's rights to indemnification under Section 3 hereof, the Indemnitee must (i) submit to the Board a sworn statement of request for indemnification substantially in the form of Exhibit 1 attached hereto and made a part hereof (the "Indemnification Statement") averring that the Indemnitee is entitled to indemnification hereunder, and (ii) present to the Corporation reasonable evidence of all amounts for which indemnification is requested. Submission of an Indemnification Statement to the Board will create a presumption that the Indemnitee is entitled to indemnification



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hereunder, and the Corporation shall, within 60 calendar days after submission of the Indemnification Statement, make the payments requested in the Indemnification Statement to or for the benefit of the Indemnitee, unless (x) within such 60-calendar-day period the Board resolves, by vote of a majority of the Directors at a meeting at which a quorum is present, that the Indemnitee is not entitled to indemnification under Section 3 hereof, (y) such vote is based upon clear and convincing evidence sufficient to rebut the foregoing presumption and (z) the Indemnitee has received within such period notice in writing of such vote, which notice must disclose with particularity the evidence upon which the vote is based. The foregoing notice must be sworn to by all persons who participated in the vote and voted to deny indemnification. The provisions of this Section 4(a) are intended to be procedural only and will not affect the right of Indemnitee to indemnification under Section 3 of this Agreement so long as Indemnitee follows the prescribed procedure and any determination by the Board that Indemnitee is not entitled to indemnification and any failure to make the payments requested in the Indemnification Statement will be subject to judicial review by any court of competent jurisdiction.

         (b) For purposes of obtaining payments of Expenses in advance of final disposition pursuant to the second sentence of Section 2(d) or the last sentence of Section 3 hereof, the Indemnitee must submit to the Corporation a sworn request for advancement of Expenses substantially in the form of Exhibit 2 attached hereto and made a part hereof (the "Undertaking"), averring that the Indemnitee has reasonably incurred or will reasonably incur actual Expenses in defending an action, suit or proceeding referred to in Section 2(a) or 2(b) or any claim referred to in Section 3, or pursuant to Section 7 hereof. Unless at the time of the Indemnitee's act or omission at issue, the Articles or Regulations of the Corporation prohibit such advances by specific reference to Ohio Revised Code Section 1701.13(E)(5)(a) and unless the only liability asserted against the



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Indemnitee in the subject action, suit or proceeding is pursuant to Ohio Revised
Code Section 1701.95, the Indemnitee will be eligible to execute Part A of the Undertaking by which the Indemnitee undertakes to (a) repay such amount if it is proved by clear and convincing evidence in a court of competent jurisdiction that the Indemnitee's action or failure to act involved an act or omission undertaken with deliberate intent to cause injury to the Corporation or undertaken with reckless disregard for the best interests of the Corporation and
(b) reasonably cooperate with the Corporation concerning the action, suit, proceeding or claim. In all cases, the Indemnitee will be eligible to execute Part B of the Undertaking by which the Indemnitee undertakes to repay such amount if it ultimately is determined that the Indemnitee is not entitled to be indemnified by the Corporation under this Agreement or otherwise. In the event that the Indemnitee is eligible to and does execute both Part A and Part B of the Undertaking, the Indemnitee shall be required to repay the Expenses which are paid by the Corporation pursuant thereto only if the Indemnitee is required to do so under the terms of both Part A and Part B of the Undertaking. Upon receipt of the Undertaking, the Corporation shall thereafter promptly pay such Expenses of the Indemnitee as are noticed to the Corporation in writing and in reasonable detail arising out of the matter described in the Undertaking. No security is required in connection with any Undertaking.

         5. LIMITATION ON INDEMNITY. Notwithstanding anything contained herein to the contrary, the Corporation is not required hereby to indemnify the Indemnitee with respect to any Action that was initiated by the Indemnitee unless (i) such Action was initiated by the Indemnitee to enforce any rights to indemnification arising hereunder and such person has been formally adjudged to be entitled to indemnity by reason hereof, (ii) authorized by another agreement to which the Corporation is a party whether heretofore or hereafter entered or
(iii) otherwise ordered by the court in which the suit was brought.



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         6. SUBROGATION, DUPLICATION OF PAYMENTS. (a) In the event of payment under this Agreement, the Corporation will be subrogated to the extent of such payment to all of the rights of recovery of the Indemnitee, who shall execute all papers required and shall do everything that may be necessary to secure such rights, including the execution of such documents necessary to enable the Corporation effectively to bring suit to enforce such rights.

         (b) The Corporation will not be liable under this Agreement to make any payment in connection with any claim made against the Indemnitee to the extent the Indemnitee has actually received payment (under any insurance policy, the Corporation's Regulations any other provision of this Agreement, or otherwise) of the amounts otherwise payable hereunder.

         7. FEES AND EXPENSES OF ENFORCEMENT. It is the intent of the Corporation that the Indemnitee not be required to incur the expenses associated with the enforcement of the Indemnitee's rights under this Agreement by litigation or other legal action because the cost and expense thereof would substantially detract from the benefits intended to be extended to the Indemnitee hereunder. Accordingly, if it should appear to the Indemnitee that the Corporation has failed to comply with any of its obligations under this Agreement or in the event that the Corporation or any other person takes any action to declare this Agreement void or unenforceable, or institutes any action, suit or proceeding to deny, or to recover from, the Indemnitee the benefits intended to be provided to the Indemnitee hereunder, the Corporation irrevocably authorizes the Indemnitee from time to time to retain counsel of Indemnitee's choice, at the expense of the Corporation as hereafter provided, to represent the Indemnitee in connection with the initiation or defense of any litigation or other legal action, whether by or against the Corporation or any director, officer, shareholder, or other person affiliated with the Corporation, in any jurisdiction. Regardless of the outcome thereof, the Corporation shall pay and be solely responsible for any and all costs, charges, and expenses,



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including without limitation fees and expenses of attorneys and others, reasonably incurred by the Indemnitee pursuant to this Section 7.

         8. MERGER OR CONSOLIDATION. In the event that the Corporation becomes a constituent corporation in a consolidation, merger, or other reorganization, the Corporation, if it will not be the surviving, resulting, or acquiring corporation therein, shall require as a condition thereto that the surviving, resulting, or acquiring corporation assume, and acknowledge in a written instrument addressed to the indemnitee its assumption of, all of the obligations of the Corporation hereunder and to become obligated to indemnify the Indemnitee to the full extent provided herein. Whether or not the Corporation is the resulting, surviving, or acquiring corporation in any such transaction, the Indemnitee will stand in the same position under this Agreement with respect to the resulting, surviving, or acquiring corporation as the Indemnitee would have with respect to the Corporation if its separate existence had continued.

         9. NONEXCLUSIVITY AND SEVERABILITY. (a) The rights to indemnification provided by this Agreement are not be exclusive of any other rights of indemnification to which the Indemnitee may be entitled under the Articles, the Regulations, the Ohio Revised Code or any other statute, any insurance policy, agreement, or a vote of shareholders or directors or otherwise, as to any actions or failures to act by the Indemnitee, and will continue after the Indemnitee has ceased to be a Director, officer, employee, or agent of the Corporation or other entity for which the Indemnitee's service gives rise to a right hereunder, and will inure to the benefit of the Indemnitee's heirs, executors and administrators. It is the intention of the Corporation to expand the indemnification of the Indemnitee beyond that expressly recited in provision
(1), (2), (3), (4) and (5) of Section 1701.13(E) of the Ohio Revised Code as such provision exist on the date of the Agreement.



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         (b) If any provision of this Agreement or the application of any provision hereof to any person or circumstances is held invalid, unenforceable, or otherwise illegal, the remainder of this Agreement and the application of such provision to other persons or circumstances will not be affected, and the provision so held to be invalid, unenforceable, or otherwise illegal is to be reformed to the extent (and only to the extent) necessary to make it enforceable, valid and legal; in no case is the Indemnitee entitled to receive under this Agreement less than the level of indemnification permissible to the paid by the Corporation under Section 1701.13(E) of the Ohio Revised Code as such provision existed at the date of this Agreement.

         10. GOVERNING LAW. This Agreement will be governed by and construed in accordance with the laws of the State of Ohio, without giving effect to the principles of conflict of laws thereof.

         11. MODIFICATION. This Agreement and the rights and duties of the Indemnitee and the Corporation hereunder may be modified only by an instrument in writing signed by both parties hereto.

         [12. SHAREHOLDER RATIFICATION. The Corporation may, at its option, propose at any future meeting of Shareholders that this Agreement be ratified by the Shareholders; PROVIDED, HOWEVER, that the Indemnitee's rights hereunder are fully enforceable in accordance with the terms hereof whether or not such ratification is sought or obtained.]

         [12. SHAREHOLDER RATIFICATION. The Corporation may, at its option, propose at any future meeting of Shareholders that this Agreement be ratified by the Shareholders; if the Shareholders vote not to ratify this Agreement, the Corporation will have the right to unilaterally rescind this Agreement; PROVIDED, HOWEVER, that no such rescission will deny or diminish the Indemnitee's rights to indemnity pursuant hereto (or the procedures set forth herein to obtain



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indemnification) as applied to any act or failure to act occurring in whole or in part prior to the date of such rescission (whether or not a claim hereunder is made before or after such date).]fn (7)

         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first above written.



                                               _________________


                                               By_____________________________
                                                 [Title]



                                               _______________________________
                                                  [Signature of Indemnitee]


- --------

         (fn) Select one or the other alternatives for shareholder ratification.




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                                    Exhibit 1
                                    ---------






                            INDEMNIFICATION STATEMENT




STATE OF _______________)
                                            )        SS
COUNTY OF_______________)


         I,_____________ , being first duly sworn, do depose and say as follows:

         1. This Indemnification Statement is submitted pursuant to the Indemnification Agreement, dated _______ , __ , between _________________, an Ohio corporation (the "Corporation"), and the undersigned.

         2. I am requesting indemnification against costs, charges, expenses (which may include fees and expenses of attorneys and/or others), judgments, fines, and amounts paid in settlement (collectively, "Liabilities"), which have been actually and reasonably incurred by me in connection with a claim referred to in Section 3 of the aforesaid Indemnification Agreement.

         3. With respect to all matters related to any such claim, I am entitled to be indemnified as herein contemplated pursuant to the aforesaid Indemnification Agreement.





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                  4. Without limiting any other rights which I have or may have,
I am requesting indemnification against Liabilities which have or may arise out of ________________________________________

_______________________________

______________________.





                                      _________________________
                                      [Signature of Indemnitee]


         Subscribed and sworn to before me, a Notary Public in and for said County and State, this ____ day of _____ , __.


                                      _________________________
[Seal]


         My commission expires the ____ day of _____________, __.






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                                    Exhibit 2
                                    ---------


                                   UNDERTAKING
                                   -----------




STATE OF _______________)
                                            )        SS
COUNTY OF ______________)


         I, ______________________ , being first duly sworn, do depose and say as follows:

         1. This Undertaking is submitted pursuant to the Indemnification Agreement, dated____________________, __ , between ____________________, an Ohio corporation (the "Corporation"), and the undersigned.

         2. I am requesting payment of costs, charges, and expenses which I have reasonably incurred or will reasonably incur in defending an action, suit or proceeding, referred to in Section 2(a) or 2(b) or any claim referred to in
Section 3, or pursuant to Section 7, of the aforesaid Indemnification Agreement.

         3. The costs, charges, and expenses for which payment is requested are, in general, all expenses related to ________________________
__________________________________.

         4. Part A
            ------

         I hereby undertake to (a) repay all amounts paid pursuant hereto if it is proved by clear and convincing evidence in a court of competent jurisdiction that my action or failure to act which is the subject of the matter described herein involved an act or omission undertaken with deliberate intent to cause injury to the Corporation or undertaken with reckless disregard for the best





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interests of the Corporation and (b) reasonably cooperate with the Corporation concerning the action, suit, proceeding or claim.


                                               _______________________
                                               [Signature of Indemnitee]


         4. Part B
            ------

         I hereby undertake to repay all amounts paid pursuant hereto if it ultimately is determined that I am not entitled to be indemnified by the Corporation under the aforesaid Indemnification Agreement or otherwise.


                                               _________________________
                                               [Signature of Indemnitee]


         Subscribed and sworn to before me, a Notary Public in and for said County and State, this day of ______ , ______.



                                               _________________________

[Seal]


                  My commission expires the ____ day of _____________, ____.







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